Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
April 30, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8988%



        Excess Protection Level
          3 Month Average   4.99%
          April, 1997   3.78%
          March, 1997   5.81%
          February, 1997   5.39%


        Cash Yield                                  16.23%


        Investor Charge Offs                         4.55%


        Base Rate                                    7.90%


        Over 35 Day Delinquency                      4.27%


        Seller's Interest                           20.02%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $ 27,182,850,184.68


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 5,443,222,666.19